UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 2, 2023

ELLINGTON FINANCIAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34569	26-0489289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address and zip code of principal executive offices)
Registrant's telephone number, including area code: (203) 698-1200
Not Applicable
(Former Name or Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	EFC	The New York Stock Exchange
6.750% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	EFC PR A	The New York Stock Exchange
6.250% Series B Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR B	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ¨

Item 2.02    Results of Operations and Financial Condition.
Ellington Financial Inc. (the “Company”) is disclosing certain preliminary results of operations for the quarter ended December 31, 2022 based on currently available information.
Preliminary Fourth Quarter Results:
•Net income per share of common stock is estimated to be in the range of $0.36 to $0.38 for the quarter ended December 31, 2022.
•Adjusted distributable earnings per share of common stock is estimated to be in the range of $0.40 to $0.44 for the quarter ended December 31, 2022. Adjusted distributable earnings is a non-GAAP financial measure. See "Non-GAAP Financial Measures" below for an explanation regarding the calculation of adjusted distributable earnings.
The above information is preliminary and subject to completion, including the completion of customary financial statement closing and review procedures for the quarter ended December 31, 2022. As a result, the preliminary results set forth above reflect the Company’s preliminary estimate with respect to such information, based on information currently available to management. The Company’s actual financial results for the quarter ended December 31, 2022 may differ materially from these preliminary financial results, and may be outside the estimated ranges. Further, these preliminary estimates are not a comprehensive statement or estimate of the Company’s financial results for the quarter ended December 31, 2022. These preliminary estimates should not be viewed as a substitute for full interim financial statements prepared in accordance with GAAP and they are not necessarily indicative of the results to be achieved in any future period. Accordingly, you should not place undue reliance on these preliminary estimates.
These preliminary estimates, which are the responsibility of the Company’s management, were prepared by the Company’s management and are based upon a number of assumptions. Additional items that may require adjustments to these preliminary estimates may be identified and could result in material changes to these preliminary estimates. Preliminary estimates of results are inherently uncertain and the Company undertakes no obligation to update this information. The estimated financial data included in this Item 2.02 has been prepared by the Company and is the Company’s responsibility. PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to this preliminary financial information and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or provide any other form of assurance with respect thereto.
Non-GAAP Financial Measures
In the “Preliminary Fourth Quarter Results” section above, the Company presents an estimated range of its adjusted distributable earnings per share of common stock for the quarter ended December 31, 2022. The Company calculates adjusted distributable earnings as U.S. GAAP net income as adjusted for: (i) realized and unrealized gain (loss) on securities and loans, REO, financial derivatives (excluding periodic settlements on interest rate swaps), any borrowings carried at fair value, and foreign currency transactions; (ii) incentive fee to affiliate; (iii) catch-up premium amortization adjustment (as described below); (iv) non-cash equity compensation expense; (v) provision for income taxes; (vi) certain non-capitalized transaction costs; and (vii) other income or loss items that are of a non-recurring nature. For certain investments in unconsolidated entities, the Company includes the relevant components of net operating income in adjusted distributable earnings. The catch-up premium amortization adjustment is a quarterly adjustment to premium amortization triggered by changes in actual and projected prepayments on the Company’s Agency RMBS (accompanied by a corresponding offsetting adjustment to realized and unrealized gains and losses). The adjustment is calculated as of the beginning of each quarter based on the Company’s then-current assumptions about cashflows and prepayments, and can vary significantly from quarter to quarter.
Adjusted distributable earnings is a supplemental non-GAAP financial measure. The Company believes that the presentation of adjusted distributable earnings provides information useful to investors, because the Company: (i) believes that it is a useful indicator of both current and projected long-term financial performance, in that it excludes the impact of certain current-period earnings components that the Company believes are less useful in forecasting long-term performance and dividend-paying ability; (ii) uses it to evaluate the effective net yield provided by the Company’s portfolio, after the effects of financial leverage; and (iii) believes that presenting adjusted distributable earnings assists investors in measuring and evaluating its operating performance, and comparing its operating performance to that of its residential mortgage REIT peers. Please note, however, that: (I) the Company’s calculation of adjusted distributable earnings may differ from the calculation of similarly titled non-GAAP financial measures by the Company’s peers, with the result that these non-GAAP financial measures might not be directly comparable; and (II) adjusted distributable earnings excludes certain items that may impact the amount of cash that is actually available for distribution.
In addition, because adjusted distributable earnings is an incomplete measure of the Company’s financial results and differs from net income computed in accordance with U.S. GAAP, it should be considered supplementary to, and not as a substitute for, net income computed in accordance with U.S. GAAP.

Furthermore, adjusted distributable earnings is different from REIT taxable income. As a result, the determination of whether the Company has met the requirement to distribute at least 90% of the Company’s annual REIT taxable income (subject to certain adjustments) to the Company’s stockholders, in order to maintain the Company’s qualification as a REIT, is not based on whether the Company distributed 90% of its adjusted distributable earnings.
In setting dividends, the Company’s board of directors considers earnings, liquidity, financial condition, REIT distribution requirements, and financial covenants, along with other factors that the board of directors may deem relevant from time to time.
The following table reconciles, for the quarter ended December 31, 2022, the Company’s estimated range of adjusted distributable earnings per share of common stock to the Company’s estimated range of net income per share of common stock, which the Company believes is the most directly comparable U.S. GAAP measure:

	Estimated Lower Bound	Estimated Upper Bound
Net Income (Loss) before dividends on preferred stock	$0.42	$0.44
Dividends on preferred stock	(0.06)	(0.06)
Net Income (Loss)	0.36	0.38
Income tax expense (benefit)	(0.05)	(0.05)
Net Income (Loss) before income tax expense (benefit)	0.31	0.33
Adjustments:
Realized and unrealized (gains)losses, net(1)	(0.02)	0.02
Incentive fee to affiliate	—	—
Non-capitalized transaction costs and other expense adjustments	0.05	0.07
Adjusted distributable earnings from investments in unconsolidated entities and other adjustments(2)	0.02	0.04
Adjusted Distributable Earnings	$0.40	$0.44
(1)Includes adjustments for certain realized and unrealized (gains) losses on securities and loans, REO, mortgage servicing rights, financial derivatives, secured borrowings, at fair value, senior notes, at fair value, foreign currency transactions, and investments in unconsolidated entities.
(2)Includes net interest income and operating expenses for certain investments in unconsolidated entities as well as negative (positive) component of interest income represented by Catch-up Premium Amortization Adjustment.
Item 8.01. Other Events.
The information set forth above in Item 2.02 is incorporated herein by reference.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. The Company's actual results may differ from its beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as "believe," "expect," "anticipate," "estimate," "project," "plan," "continue," "intend," "should," "would," "could," "goal," "objective," "will," "may," "seek" or similar expressions or their negative forms, or by references to strategy, plans, or intentions. Examples of forward-looking statements in this Current Report on Form 8-K include statements regarding the Company’s preliminary financial results for the quarter ended December 31, 2022. These forward-looking statements are based on the Company’s current assumptions, expectations and beliefs and are subject to numerous risks, including, among other things, those set forth under the caption “Risk Factors” in the Company’s most recent filings with the Securities and Exchange Commission, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this Current Report on Form 8-K.
Further information on these and other factors that could affect the Company’s financial results and the forward-looking statements in this Current Report on Form 8-K is included in the Company’s filings with the Securities and Exchange Commission, including, among others, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, particularly under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELLINGTON FINANCIAL INC.

Date:	February 2, 2023	By:	/s/ JR Herlihy
JR Herlihy
Chief Financial Officer